                                                                    Exhibit 10.7

                         Registration Rights Agreement


          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of March 13, 1996, by and among EuroNet Holding N.V., a Netherlands Antilles company (the "Company"), and the entities or individuals set forth on the signature pages attached hereto (each a "Holder").

                                   AGREEMENT
                                   ---------

          1.       Definitions.
                   -----------

                   a. "Commission" means the Securities and Exchange Commission
                       ----------
or any other Federal agency at the time administering the Securities Act.

                   b. "Common Stock" means any and all common stock of the
                       ------------
company, including without limitation (i) common stock of the Company issued or issuable upon conversion of the Series A Preferred Stock, upon conversion of the Series B Preferred Stock and all common stock of the Company now or hereafter held by the Holders (such common stock collectively referred to herein as the "Stock"); (ii) any common stock of the Company issued as a dividend or other distribution with respect to or in replacement of the Stock, and (iii) any common stock issued in any combination or subdivision of the Stock. In determining the amount of Common Stock held by any Person, the sum of (i), (ii) and (iii) shall be used.

                   c. "Exchange Act" means the Securities Exchange Act of 1934,
                       ------------
as amended.

                   d. "Initiating Holders" means any Holder or Holders of no
                       ------------------
less than twelve percent (12%) of the shares of the Common Stock of the Company.

                   e. "Person" means any individual, company, trust,
                       ------
partnership, association, or other entity.

                   f. "Registrable Securities" means the Common Stock.
                       ----------------------

                   g. "Securities Act" means the Securities Act of 1933, as
                       --------------
amended, or any similar Federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         2.       Registration Rights.
                  -------------------

                  a.  Demand Registration. Upon the written request from any
                      -------------------
Initiating Holder ("Requesting Initiating Holder") that the Company effect any registration with respect to all or any portion of the Registrable Securities (other than a registration on Form S-3 or any related form of Registration Statement), the Company will:

                           i.  promptly give written notice of the proposed
registration to all other Persons holding Registrable Securities; and

                           ii. as soon as practicable, use its diligent best
efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under foreign, blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act), as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Person or Persons joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.a:

                               A. In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                               B. Prior to the earlier of (i) an initial public
offering ("IPO") by the Company or (ii) the fifth anniversary after the date hereof;

                               C. If the Initiating Holders propose to sell a
number of shares of Registrable Securities at an aggregate offering price (after deduction for underwriter commissions and expenses) to the public of less than Four Million Dollars ($4,000,000); or

                               D. After the Company has effected four (4) such
registrations pursuant to this Section 2.a, and such registration has been declared or ordered effective.

                  Subject to the foregoing clauses (A) through (C) and to
Section 2.a.v (below), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request from the Requesting Initiating Holders.

                          iii. Underwriting. If the Requesting Initiating
                               ------------
Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to Section 2.a and the Company shall include such information in the written notice referred to in Section 2.a.i. The right of any Person to registration pursuant to Section 2.a shall be conditioned upon such Person's participation in such underwriting and the inclusion of such Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Requesting Initiating Holders and such Person to the extent provided herein).

                          iv.  Cutbacks/Withdrawals. The Company shall (together
                               --------------------
with all Persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Registrable Securities held by those Persons participating in such registration ("Participating Persons") and approved by the Company (such approval not to be unreasonably withheld). Notwithstanding any other provision of this Section 2.a, if the underwriter(s) determine that marketing factors require a limitation of the number of shares to be underwritten and so advises the Requesting Initiating Holders in writing, then the Requesting Initiating Holders shall so advise all Persons holding Registrable Securities (except those Persons who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting) and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Participating Persons in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such

Participating Persons at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

                   If any Person owning Registrable Securities disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Requesting Initiating Holders. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Persons may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Participating Persons the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section.

                           v.  Right to Delay a Demand Registration. If at the
                               ------------------------------------
time of any request to register Registrable Securities pursuant to this Section, the Company is preparing a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) which in fact is filed and becomes effective within ninety (90) days after the request, then the Company may at its option direct that such request be delayed for a period not in excess of one hundred and twenty (120) days from the effective date of such registration, such right to delay a request to be exercised by the Company not more than once in any twelve (12) month period. Nothing in this Section shall preclude a holder of Registrable Securities from enjoying registration rights which it might otherwise possess under this Agreement.

                  b.       Piggyback Registration.
                           ----------------------

                           i.  The Company's Obligation to Register. If the
                               ------------------------------------
Company at any time proposes to initiate a registration of its securities under the Securities Act on its own or upon request of Persons other than Initiating Holders and thereafter registers any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 of the Commission is applicable or any other form or type of registration in which Registrable Securities cannot be included pursuant to Commission rule or practice), it will give written notice to all holders of the outstanding Registrable Securities of its intention to do so (stating the intended method and terms of disposition of such securities, including a list of the jurisdictions in which the Company intends to qualify such securities). If such registration is proposed to be on a form which permits inclusion of the Registrable Securities, upon the written request from any Initiating Holder within twenty (20) days after transmittal by the Company to the holders of such notice, the Company will, subject to the limits contained in this Section, use its best efforts to cause all such Registrable Securities of said Initiating Holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent requisite to permit such sale or other disposition by such holders of the Registrable Securities so registered.

                           ii.   Cutbacks. Notwithstanding any other provision
                                 --------
of this Section, if the underwriter managing such registration notifies the Initiating Holders in writing that market or economic conditions limit the amount of securities which may reasonably be expected to be sold, the holders of such Registrable Securities will be allowed to register their Registrable Securities pro rata based on the number of shares of Registrable Securities held by such holders, respectively. On the initial public offering of its securities initiated by the Company, said underwriter may exclude all Registrable Securities from the Company's registration statement, but on all subsequent registrations initiated by the Company, such underwriter may limit the amount of the Registrable Securities to be registered to not less than twenty-five percent (25%) of the aggregate number of Registrable Securities to be registered so long as any other shares of the Company are to be registered as well. Likewise, the Company shall to the extent possible require that the executive officers of the Company limit their registration of the Company's securities in substantially similar proportions in any registered public offering to which this Section applies upon the recommendation of the managing underwriter involved in such registration.

                   c.      Form S-3.
                           --------

                           i.    Obligation to Register. In the event of an IPO
                                 ----------------------
under the Securities Act, the Company shall use its best efforts to qualify for registration on Form S-3 (or comparable form for a foreign issuer). After the Company has qualified for the use of Form S-3, the holders of Registrable Securities shall have the right to request registrations on Form S-3 thereafter, as the case may be (but the Holders, as a group, may not make more than two (2) such requests in any twelve
(12) month period and no more than four (4) in the aggregate) under this Section (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Person or Persons), provided that the Company shall not be required to effect a registration pursuant to this Section unless (A) the Person or Persons requesting registration propose to dispose of shares of Registrable Securities which they reasonably anticipate will have an aggregate offering price (before deduction of underwriting discounts and expenses of sale) of at least Five Hundred Thousand Dollars ($500,000), or (B) the Company has initiated a proposed registration as described in Section 2.a.

                           ii.   Notice. The Company shall give written notice
                                 ------
to all holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.c and shall permit such other holders to participate in the registration upon their request thereto given within fifteen
(15) days after receipt of such notice. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3, to the extent requested by the holders thereof for purposes of disposition. The Company need not register shares on Form S-3 (or comparable form) in any jurisdiction in which the Company does not qualify to do business. The Company need not register shares on Form S-3 (or comparable form) if the Company is preparing a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) which, in fact, is filed and becomes effective within ninety (90) days after the request, then the Company may, at its option, direct that such request be delayed for a period not in excess of one hundred twenty (120) days from the effective date of such registration.

                   d.      Registration Procedures. If and whenever the Company
                           -----------------------
is required by the provisions of this Article to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

                           i.    prepare and file with the Commission a
registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period provided in this Section;

                           ii.   prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Section;

                           iii.  furnish to each seller such number of copies of
a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such seller;

                           iv.   use every reasonable effort to register or
qualify the securities covered by such registration statement under such other United States, foreign or state blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign company in any jurisdiction wherein it is not so qualified or intends to be so qualified prior to the effective date of the applicable registration statement;

                           v.    before filing the registration statement or
prospectus or amendments or supplements thereto, furnish to one counsel selected by a majority of the voting interests of the participating holders of Registrable Securities copies of such documents proposed to be filed which shall be subject to the reasonable approval of such counsel; and

                           vi.   furnish to each prospective seller a signed
counterpart, addressed to the prospective seller, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants, letters delivered to the underwriters in underwritten public offerings of securities; provided, however, that notwithstanding any other provision of this Section, the Company shall not in any event be required to use its best efforts to maintain the effectiveness of any such registration statement for a period in excess of one hundred eighty (180) days.

                   e.      Registration Expenses. As used herein, "Registration
                           ---------------------
Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.a, 2.b, 2.c and 2.d hereof, including, without limitation, all registration and filing fees; printing expenses; fees and disbursements of counsel for the Company; fees and disbursements of one counsel for all the selling shareholders of the Registrable Securities; blue sky fees and expenses; foreign securities laws fees and expenses; and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company); and "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sales thereunder. The Company will pay all Registration Expenses in connection with the registrations pursuant to Sections 2.a, 2.b and 2.c, regardless of which Initiating Holders have requested registration pursuant to Sections 2.a or 2.b. All Selling Expenses in connection with each registration pursuant to Sections 2.a, 2.b and 2.c shall be borne by the Company and the selling holders pro rata in proportion to the securities covered thereby being sold by them.

                   f.      Indemnification.
                           ---------------

                           1.    Indemnification by the Company. In the event
                                 ------------------------------
of any registration of any of its securities under the

Securities Act pursuant to this Section, the Company shall indemnify and hold harmless each of the following parties: (A) the seller of such securities; (B) each underwriter (as defined in the Securities Act); (C) each other Person who is an officer, director or partner of such seller or who participates in the offering of such securities; and (D) each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person against any losses, claims, damages or liabilities, as incurred (collectively the "liability"), joint or several, to which such seller, underwriter, participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon
(A) any statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; (B) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder or any foreign securities rules or regulations applicable to the Company in connection with any such registration, qualification or compliance, except as otherwise provided in subparagraph 2.f.ii (below). Except as otherwise provided in subparagraph 2.f.iv (below), the Company shall reimburse each such seller, underwriter, participating Person or such controlling Person in connection with investigating or defending any such liability, as such expenses are incurred; provided, however, that the Company shall not be liable to any seller, underwriters, participating Persons, or controlling Persons in any such case to the extent that any such liability arises out of or is based upon any statement or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Person to be specifically stated for use therein; the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act. The indemnity provided for in this Section shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating Person or controlling Person and shall survive transfer of such securities by such seller.

                            ii.     Indemnification by Holders of Registrable
                                    -----------------------------------------
Securities. Each holder of any Registrable Securities shall, by
----------
acceptance thereof, indemnify and hold harmless each other holder of any Registrable Securities, its officers, directors or partners, the Company, its directors and officers, each underwriter and each other Person, if any, who controls the Company or such underwriter, against any liability, joint or several, as incurred, to which any such other holder, the Company, underwriter or any such director or officer of any such Person may become subject under the Securities Act or any other statute or at common law, in so far as such liability (or actions in respect thereof) arises out of or is based upon (A) the disposition by such holder of such Registrable Securities in violation of the provisions of this Section 2, (B) any statement of any material fact contained in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or
(C) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the above in this Section 2.f.ii, the indemnification set forth in this Section 2.f.ii shall be given in the case of clauses (B) and (C) to the extent, but only to the extent, that such statement or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such holder and expressly stated for use therein. Such holder shall reimburse the Company, such underwriter or such director, officer, other Person or other holder for any legal fees incurred in investigating or defending any such liability, as incurred; provided, however,
                                                            --------
that no holder of Registrable Securities shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act; and provided further, that the obligations of such holder of Registrable Securities
----------------
for the
indemnity hereunder shall be limited to an amount equal to the net proceeds received by such holder of Registrable Securities upon disposition thereof, and shall not extend to any settlement of claims related thereto without the express written consent of such holder of Registrable Securities.

                           iii.     Further Indemnity. Indemnification
                                    -----------------
similar to that specified in Sections 2.f.i and 2.f.ii shall be given by the Company and each holder of any Registrable Securities (with such modifications as may be appropriate) with respect to any required registration or other qualification of the Common Stock under any federal, foreign or state law or regulation of governmental authority other than the Securities Act.

                           iv.      Procedures; Rights to Separate Counsel.
                                    --------------------------------------
Each party entitled to indemnification under this Section 2.f (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, unless there shall be a conflict of interest, provided that
                                                                   --------
counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the
                                                 ----------------
failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.f unless such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. The Indemnified Party shall also have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Party unless either (i) in the reasonable opinion of counsel to the Indemnified Party, there are defenses available to the Indemnified Party that are not available to the Indemnifying Party or representation of the Indemnified Party by counsel for the Indemnifying Party would present a conflict of interest for such counsel, or
(ii) the Indemnifying Party fails to promptly defend, in which case the fees and expenses of such counsel for the Indemnified Party shall be borne by the Indemnifying Party. No

Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect to such claim or litigation.

                  g. Termination of Registration Rights. Notwithstanding the
                     ----------------------------------
foregoing provisions of this Section, the rights to registration and the designation of Common Stock as Registrable Securities shall terminate as to any particular securities when such securities shall have been lawfully sold by the holder thereof to the public pursuant to a registration statement or after a sale thereof pursuant to Rule 144.

                  h. Compliance with Rule 144. If the Company:  (i) registers a
                     ------------------------
class of securities under Section 12 of the Exchange Act, or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, thereafter, at the request of any holder of the Registrable Securities who proposes to sell the Registrable Securities in compliance with Rule 144 of the Commission, the Company shall forthwith furnish to such holder or holders a written statement of compliance with the filing requirements of the Commission as set forth in such Rule (at any time from and after 90 days following the effective date of the first registration of the Company for an offering of its securities to the general public), as such Rule may be amended from time to time, and make available to the public and such holders such information as will enable the holders to make sales of Registrable Securities pursuant to Rule 144.

                  i. Consent to be Bound. Each subsequent holder of Registrable
                     -------------------
Securities must consent in writing to be bound by the terms and conditions of this Section 2 in order to acquire the rights granted pursuant to Section 2.

                  j. Assignability of Registration Rights. Subject to Section
                     ------------------------------------
2.i hereof, the registration rights set forth in this Section 2 are assignable to each assignee of at least fifty percent (50%) of the Registrable Securities conveyed in accordance herewith (appropriately adjusted for recapitalizations) who agrees in writing to be bound by the terms and conditions of this Agreement within ten (10) days of such assignment. The term "seller" as used herein refers to a holder of the Registrable Securities selling such shares.

                  k. Rights Which May Not Be Granted to Subsequent Investors.
                     -------------------------------------------------------
The Company shall not grant registration rights or enter into any registration rights agreement or similar agreement with any Person after the date hereof which are superior to the rights granted hereunder.

                  l. Information by Holder. The holder or holders of Registrable
                     ---------------------
Securities included in any registration shall furnish to the Company such information regarding such holder or holders, the Registrable Securities held by them, and the distribution proposed by such holder or holders, as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section.

                  m. Standoff Agreement. In connection with the first
                     ------------------
registration of the Company's securities, each Holder (a "Standoff Holder"") agrees, upon the request of the Company and the underwriters managing such underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company and such underwriters, as the case may be, for such period of time, not to exceed one hundred eighty (180) days, from the effective date of such registration as the underwriters may specify, provided that all officers and directors of the Company and each Standoff Holder enter into similar agreements. Such agreement shall be in writing in the form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said one hundred eighty
(180) day period.

         3.       Miscellaneous.
                  -------------
                  a. Consent to Amendments. Except as otherwise expressly
                     ---------------------
provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by them, only if it has obtained the written consent of each of the Holders. No course of dealing between the Company and any Holder or any delay in exercising any rights hereunder or under the Company's

Articles of Incorporation will operate as a waiver of any rights of any such Holders.

                  b. Successors and Assigns. Except as otherwise expressly
                     ----------------------
provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  c. Severability. Each provision of this Agreement shall be
                     ------------
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  d. Counterparts. This Agreement may be executed in two or more
                     ------------
counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together shall constitute one and the same Agreement.

                  e. Descriptive Headings. The descriptive headings of this
                     --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  f. Notices. All notices, demands, consents or other
                     -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been given when personally delivered or three (3) business days (including Saturday) if sent by first class certified mail, return receipt requested or the next business day if sent by facsimile, Express Mail, Federal Express or similar service, addressed as follows:

          If to Holders:        To the Addresses on the
                                Company `s Shareholders
                                List

          If to the Company:    ABN Trust Company (Curacao) B.V.
                                Pietermaai 15, P.O. Box 4905
                                Curacao, Netherlands Antilles
                                Telephone:   599 9 335000
                                Telecopy:    599 9 613395

         With a Copy to:         Arent Fox
                                 Rakoczi ut 42
                                 H-1072 Budapest, Hungary
                                 Attention:  Jeffrey B. Newman
                                 Telephone:  (36)1 269-0596
                                 Telecopy:   (36)1 269-0599

                  g. Governing Law; Consent to Service of Process. The validity,
                     --------------------------------------------
meaning and effect of this Agreement shall be determined in accordance with the laws of Delaware, applicable to contracts made and to be performed entirely within the State of Delaware.

                  h. Schedules and Exhibits. All schedules and exhibits are an
                     ----------------------
integral part of this Agreement.

                  i. Litigation Costs. Subject to Section 2.f, if any legal
                     ----------------
action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of a dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                  j. Specific Performance. Each party's obligation under this
                     --------------------
Agreement is unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance and the parties each expressly waive the defense that a remedy in damages will be adequate.

                  k. Final Agreement. This Agreement constitutes the entire
                     ---------------
agreement between the parties pertaining to the subject matter hereof and supersedes and terminates all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Company:

EURONET HOLDING N.V.
Managing Director
ABN AMRO Trust Company (Curacao) N.V.

By: /s/ R-J. Schol/U.M. Daelman Geerdink
    --------------------------------------------
    Name:  R-J. Schol/U.M. Daelman Geerdink
    Title: Asst. Managing Director/Proxyholder A


Holders:

ADVENT PRIVATE EQUITY FUND - CENTRAL EUROPE LIMITED PARTNERSHIP


By:
   ----------------------------
   Name:
   Title:


THE POLAND INVESTMENT FUND L. P.


By:
   ----------------------------
   Name:
   Title:


THE HUNGARIAN PRIVATE EQUITY FUND L.P.


By:
   ----------------------------
   Name:
   Title:

POLAND PARTNERS, L.P.


By: /s/ Steven J. Buckley
   ----------------------------
   Name:
   Title:


MICHAEL J. BROWN


-------------------------------


LARRY MADDOX

-------------------------------



MARK CALLEGARI

-------------------------------



LAWRENCE SCHWARTZ

-------------------------------



DST SYSTEMS, INC.

By:
   ----------------------------
   Name:
   Title:


EUROVENTURES HUNGARY B.V.

By:
   ----------------------------
   Name:
   Title:

THE HUNGARIAN-AMERICAN ENTERPRISE FUND

By: [SIGNATURE APPEARS HERE]
   ----------------------------
   Name:
   Title: President